UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2007

AMERICAS WIND ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

33-110052

(Commission File Number)

20-0177856

(IRS Employer Identification No.)

24 Palace Arch Drive, Toronto, Ontario M9A 2S1 Canada

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (416) 233-5670

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On April 26, 2007, our wholly-owned subsidiary, Americas Wind Energy Inc., a private Ontario corporation, completed a Share Sale and Purchase Agreement with R.W. Investments B.V., whereby Americas Wind Energy sold all 923 shares of Emergy Wind Technologies B.V. that it held to R.W. Investments for aggregate proceeds of €1,443,906.81. The proceeds from the sale of shares will be used to discharge the balance of the loan from Digital Predictive Systems Ltd. in the amount of CDN$1,743,747.23.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAS WIND ENERGY CORPORATION

/s/ Harold C.F. Dickout

Harold C.F. Dickout

President, Chief Executive Officer,

Chairman and Director

Date: May 1, 2007